UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5407

Trust For Credit Unions

(Exact name of registrant as specified in charter)

71 S. Wacker Drive, Suite 500
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to: Mary Jo Reilly, Esq.
Goldman Sachs & Co.	Drinker Biddle & Reath LLP
One New York Plaza	One Logan Square
New York, New York 10004	18th and Cherry Streets Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 621-2550

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Unitholders is filed herewith.

TRUST

for Credit Unions
Annual Report

August 31, 2007

         The reports concerning the Portfolios included in this unitholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
      TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.
      This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust for Credit Unions Prospectus (the “Prospectus”), which contains facts concerning the Portfolios’ objectives and policies, management, expenses and other information.
An investment in the TCU Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.
The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ shares. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.
     Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
      This material is not authorized for distribution unless preceded or accompanied by a current Prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about the Portfolios.
      Goldman, Sachs & Co. and Callahan Financial Services, Inc. are co-distributors of the TCU Portfolios.

Dear Credit Union Unitholders:
      August 31 marked the end of fiscal year 2007 for the Trust for Credit Unions (“TCU”). While the Federal Open Market Committee held the target federal funds rate at 5.25% throughout the year, liquidity and credit concerns from subprime mortgage markets became front-page news. Market uncertainty reached a peak in mid summer as purchasers of subprime market securities disclosed increasing difficulties.
      The TCU Ultra-Short Duration Portfolio and Short Duration Portfolios did not go unscathed at the height of the confusion in mid August. As fiscal year 2008 began, the Federal Open Market Committee responded to the late year market crisis by lowering rates for the first time since June 2003 by 50 basis points to 4.75%. The abrupt fall in NAVs in August for the above-named Portfolios proved temporary.
      Overnight and money market rates continue to show volatility but appear to be returning to normal day-to-day variances. We can’t be certain that this market crisis is behind us and anticipate that the issues of subprime credit and the slowing housing market, increased credit tightening and inflation worries will carry forward into part of this fiscal year.
      Short-term rates remained relatively stable until the end of the 2007 fiscal year. The two-year Treasury note declined only 23 basis points over the year through July 31, 2007 to 4.56%. However as of August 31, 2007, the yield had fallen further to 4.15% reflecting the global flight to quality triggered by the subprime mortgage problems.
      The TCU Ultra-Short Duration Government Portfolio began and ended the year with a distribution rate of 4.88% while the Short Duration Portfolio increased from 4.38% to 4.75%. The Money Market Portfolio rate, which reflects the stability in the Federal Reserve’s Open Market activity, started the year at 5.17%. Despite the market volatility in August, the Portfolio closed out the year at 5.17%.
      When looking at credit unions, the first half of 2007 saw share growth return to credit unions with a $29.4 billion increase in savings. Coupled with lower loan growth, credit union investments grew by 7% to $202 billion. Overall the industry is positioned well to serve members in this time of uncertainty. Capital is still at historically high levels, earnings are stable and delinquencies well within normal ranges. The TCU Portfolios continue to work on ways to enhance the value these investments can bring to a credit union’s portfolio.
      We appreciate your investment in the Trust for Credit Unions.
Sincerely,
Charles W. Filson
President
Callahan Financial Services, Inc.
and Trust for Credit Unions

TCU MONEY MARKET PORTFOLIO
Objective
      The objective of the TCU Money Market Portfolio (“MMP” or the “Portfolio”) is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.
Performance Review
      For the one-year period that ended August 31, 2007, the MMP had a one-year simple average yield of 5.20%. This compared to the 5.00% return of the iMoneyNet First Tier— Institutional Only Average (“iMoneyNet benchmark”) for the same period. The asset flows in the Portfolio were up dramatically over the period and we continued to outperform the iMoneyNet benchmark.
      As of August 31, 2007, the Portfolio had standardized seven-day current and effective yields, with fee waivers, of 5.18% and 5.31%, respectively. As of that date, the Portfolio’s standardized seven-day current and effective yields, without fee waivers, would have been 4.98% and 5.10%, respectively. The standardized 7-day current and effective yields are calculated in accordance with industry regulations and do not include capital gains. The standardized 7-day current yield may differ slightly from the actual distribution rate because of the exclusion of distributed capital gains, which are non-recurring. The standardized 7-day effective yield assumes reinvestment of all dividends.
      The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above. Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Portfolio. Unless otherwise noted, performance reflects fee waivers in effect. In their absence, performance would be reduced.
Portfolio Composition and Investment Strategies
      Overall, the U.S. economy witnessed slower growth for most of the one-year reporting period. The housing market continued to show signs of weakness and inflation remained above the Federal Reserve Board’s (the “Fed’s”) comfort level. There were some pockets of stronger growth during the period as seen in the manufacturing sector and labor market. However, economic data ended up taking a backseat to larger scale macro trading events, driven primarily by the fallout from the U.S. subprime mortgage market. Headline news led to volatility across many asset classes. We witnessed a flight to quality into money market funds, particularly Treasury and government funds. To ease some of the tightness in the credit markets, the Fed utilized some of its monetary policy measures, namely lowering the rate at the discount window and injecting liquidity through its use of open market operations. The Fed lowered the discount rate in August 2007 from 6.25% to 5.75%, while maintaining the federal funds rate of 5.25%. In addition, the Fed injected billions of dollars into the system, in the form of reverse repurchase agreements, which provided liquidity for the market and helped to ease fear among investors.
      The Federal Open Market Committee (“FOMC”) met eight times during the one-year period ending August 31, 2007 and left rates unchanged at 5.25%. Given this and the state of financial conditions, Goldman, Sachs & Co. economists restored their previous belief that the FOMC could ease the federal funds rate by 75 basis points by year-end, starting with a 50 basis point ease at the September 18, 2007 meeting. After the reporting period ended, the FOMC did, in fact, lower the federal funds rate by 50 basis points.
      Market sentiment over the reporting period can be summarized initially by a flattening of the yield curve as expectations of Fed tightening dissipated and then by a flight to quality led by issues in the subprime mortgage market. A flattening yield curve, combined with a surge in assets, resulted in a shortening of the overall duration of the Portfolio to approximately 10-20 days throughout the remainder of the reporting period. This allowed the Portfolio to remain liquid and purchase securities at the shorter end of the curve, as the Fed left the federal funds rate unchanged.
      The supply of domestic bank-issued securities remained extremely low throughout the reporting period. In addition, U.S. government agencies continued issuing debt at a near record pace. This caused the credit spread between bank debt and government agency debt to shrink to extremely tight levels. As a result, the Portfolio maintained a relatively high allocation to repurchase agreements and U.S. government agency securities during the reporting period.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Money Market Portfolio Management Team

Portfolio Composition as of August 31, 2007*
Portfolio Composition as of August 31, 2006*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
Objective
      The TCU Ultra-Short Duration Government Portfolio (“USDGP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the NAV of the USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP’s maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by Merrill Lynch. As of August 31, 2007, the Portfolio’s actual duration was 0.81 years, compared to 0.73 years for the Nine-Month Treasury average. (The Nine-Month Treasury average represents an equally weighted blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Nine-Month Treasury average does not reflect any deduction of fees or expenses.)
Performance Review
      For the one-year period that ended August 31, 2007, the cumulative total return of USDGP was 5.35% versus the 5.54% and 5.42% cumulative total returns of the Portfolio’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively.
      The Portfolio’s net asset value (“NAV”) per unit increased during the review period, closing at $9.45, versus $9.43 on August 31, 2006. During the reporting period, the yield on the Six-Month U.S. Treasury Bill Index decreased 83 basis points from 5.11% to 4.28% and the yield on the One-Year U.S. Treasury Note Index decreased 67 basis points from 5.00% to 4.33%. The yield on the Nine-Month Treasury average decreased 74 basis points from 5.06% to 4.32% over the same period. As of August 31, 2007, the Portfolio’s standardized 30-day yield was 4.56% and its distribution rate was 4.90%. Its duration was 0.81 years as of that date.
      The Portfolio’s one-year, five-year and ten-year standardized total returns as of June 30, 2007 were 5.45%, 3.09%, and 4.39%, respectively. The past performance of the Portfolio is no indication of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

      The Portfolio’s current expense ratio after waivers and expense limitations (net) is 0.35% and its expense ratio before waivers and expense limitations (gross) is 0.38%. The expense ratios of the Portfolio, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratio may change without shareholder approval.
Portfolio Composition and Investment Strategies
      The U.S. Treasury yield curve steepened significantly over the fiscal year as yields fell. Most of the rally was concentrated in the last two months of the period as yields fell dramatically in July and August of 2007, due to a global flight to quality. Investors, concerned by developments in the subprime mortgage markets sought the safe haven of Treasuries, pushing yields down. After experiencing increased volatility, the 10-year U.S. Treasury yield ended the period 20 basis points (“bps”) lower at 4.53%. The front-end of the yield curve was particularly volatile because of concerns around funding issues in the asset-backed commercial paper market and expectations of Federal Reserve Board rate cuts. All told, the three- and six-month portions of the yield curve fell by close to 90 bps over the period.
      Housing weakness continued to gain more headlines than solid economic fundamentals. Despite signs of underlying strength within the U.S. economy, particularly within the industrial sector and a resilient labor market, economic data took a back seat to developments in the financial markets. Volatility made a dramatic return in many markets, reaching levels not seen since 1998. The market’s focus on weakness in the subprime arena resulted in a dramatic sell-off of riskier assets and a global drying up of liquidity as investors became increasingly risk averse.
      A combination of top-down and bottom-up strategies impacted the Portfolio’s performance over the period. Tactical management of the Portfolio’s duration led to positive results over the period. We maintained a short duration bias for much of the period in anticipation of higher rates. This strategy benefited returns for much of the period as yields moved higher. A tactical shift to a long duration bias at the end of July due to increased volatility also had a positive impact on performance as interest rates fell toward the end of the period.
      On the other hand, performance came under pressure as the spill-over effect from the deterioration in the subprime market resulted in broad-based and indiscriminate underperformance across all spread markets as investors sought to unwind risk globally. Meaningfully wider sector and swap spreads were a drag on returns, particularly in July and August. In particular, high quality, mortgage-and asset-backed securities came under selling pressure. Consequently, spreads across asset-backed securities, mortgage-backed securities and commercial mortgage-backed security sectors widened significantly over the period.
      We continued to take advantage of opportunities to add value in security-specific trades over the period. We emphasized adjustable-rate mortgages (“ARMs”) and collateralized mortgage obligations in order to maximize option-adjusted spreads, while seeking to limit risk. The Portfolio also held a modest exposure to pass-through mortgages.

      We hold a meaningful position in shorter duration securities and cash equivalents, namely short agency debentures, as they offer attractive spreads relative to Treasuries. As some of these short agency securities have matured and valuations changed, this exposure has decreased over time. Within mortgages, we continue to emphasize securities that offer attractive spreads, namely ARMs. We will continue to evaluate security selection opportunities across the mortgage and government markets as relative valuations change over time.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U.S. Fixed Income Investment Management Team

Portfolio Composition—Sector Allocation:
August 31, 2007*
August 31, 2006*

Portfolio Composition—Issuer Allocation:
August 31, 2007*
August 31, 2006*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s units. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

TCU SHORT DURATION PORTFOLIO
Objective
      The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the Two-Year U.S. Treasury Index as reported by Merrill Lynch. As of August 31, 2007, the Portfolio’s actual duration was 2.09 years, versus 1.81 years for its benchmark.
Performance Review
      The Portfolio’s cumulative total return for the one-year period ended August 31, 2007 was 4.77%, versus a 5.61% cumulative total return for the Two-Year U.S. Treasury Index. The Portfolio’s net asset value per unit decreased during the review period, closing at $9.50, versus $9.51 on August 31, 2006, which is consistent with the rising interest rate environment. During the reporting period, the yield on the Portfolio’s benchmark decreased 61 basis points from 4.78% to 4.17%. Net asset value movements reflect, among other things, the Portfolio’s duration of 2.09 years, as well as the impact of market forces, including interest rates. As of August 31, 2007, the Portfolio’s standardized 30-day yield was 4.35% and its distribution rate was 4.80%.
      The Portfolio’s one-year, five-year and ten-year standardized total returns as of June 30, 2007 were 5.50%, 3.32% and 4.96%, respectively. Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.
      The Portfolio’s current expense ratio after waivers and expense limitations (net) and expense ratio before waivers and expense limitations (gross) are both 0.32%. The expense ratios of the Portfolio, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratio may change without shareholder approval.

      The past performance of the Portfolio is no indication of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, will be worth more or less than their original cost.
Portfolio Composition and Investment Strategies
      The U.S. Treasury yield curve steepened significantly over the fiscal year as yields fell. Most of the rally concentrated in the last two months of the period as yields fell dramatically in July and August of 2007 due to a global flight to quality. Investors, concerned by developments in the subprime mortgage market, sought the safe haven of Treasuries, pushing yields down. After experiencing increased volatility, the 10-year U.S. Treasury yield ended the period 20 basis points (“bps”) lower at 4.53%. The front-end of the yield curve was particularly volatile because of concerns around funding issues in the asset-backed commercial paper market and expectations of Federal Reserve Board rate cuts. All told, the three- and six-months portions of the yield curve fell by close to 90 bps over the period.
      Housing weakness continued to gain more headlines than solid economic fundamentals. Despite signs of underlying strength within the U.S. economy, particularly within the industrial sector and a resilient labor market, economic data took a back seat to developments in the financial markets. Volatility made a dramatic return in many markets, reaching levels not seen since 1998. The market’s focus on weakness in the subprime arena resulted in a dramatic sell-off of riskier assets and a global drying up of liquidity as investors became increasingly risk averse.
      A combination of top-down and bottom-up strategies impacted the Portfolio’s performance over the period. Tactical management of the Portfolio’s duration yielded positive results over the period. We maintained a short duration bias for much of the period in anticipation of higher rates. This strategy benefited returns for much of the period as yields moved higher. A tactical shift to a long duration bias at the end of July 2007 due to increased volatility also had a positive impact on performance as interest rates fell toward the end of the period.
      On the other hand, performance came under pressure as the spill-over effect from the deterioration in the subprime market resulted in broad-based and indiscriminate underperformance across all spread markets as investors sought to unwind risk globally. Meaningfully wider sector and swap spreads were a drag on returns, particularly in July and August of 2007. In particular, high quality, mortgage- and asset-backed securities came under selling pressure. Consequently, spreads across asset-backed securities, mortgage-backed securities and commercial mortgage-backed security sectors widened significantly over the period.
      We continued to take advantage of opportunities to add value in security-specific trades over the period. We emphasized adjustable-rate mortgages (“ARMs”) and collateralized mortgage obligations in order to maximize option-adjusted spreads, while seeking to limit risk. The Portfolio’s position in short agency securities was decreased in favor of more attractive security selection opportunities in the mortgage sector. We increased the Portfolio’s allocation to ARMs as we continue to find value in select securities. The Portfolio’ pass-through exposure was also modestly increased.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U.S. Fixed Income Investment Management Team

Portfolio Composition—Sector Allocation:
August 31, 2007*
August 31, 2006*

Portfolio Composition—Issuer Allocation:
August 31, 2007*
August 31, 2006*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s units. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

TRUST FOR CREDIT UNIONS

PERFORMANCE COMPARISON
      In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2007. The Portfolio is compared to its benchmarks assuming the following initial investment:

	Initial
Portfolio	Investment	Compare to:

Ultra-Short Duration Government (“USDGP”)	$10,000	Lehman Brothers Mutual Fund Short (1-2 year) Government Index (“Lehman 1-2 Gov’t Index”); 1-Year U.S. Treasury Note Index (“1-year T-Note”); 6-Month U.S. Treasury Bill Index (“6-month T-Bill”).
Ultra-Short Duration Government Portfolio’s 10 Year Performance

Average Annual Total Return

One Year	Five Year	Ten Year	Since Inception(b)

5.35%	3.16%	4.38%	4.77%

(a)	For comparative purposes, the initial investment is assumed to be made on September 1, 1997.

(b)	The Ultra-Short Duration Government Portfolio commenced operations on July 10, 1991.
     All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table below assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS

PERFORMANCE COMPARISON
      In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2007. The Portfolio is compared to its benchmarks assuming the following initial investment:

	Initial
Portfolio	Investment	Compare to:

Short Duration (“SDP”)	$10,000	Lehman Brothers Mutual Fund Short (1-3 year) Government Index (“Lehman 1-3 Gov’t Index”); 2-Year U.S. Treasury Note Index (“2-year T-Note”).
Short Duration Portfolio’s 10 Year Performance

Average Annual Total Return

One Year	Five Year	Ten Year	Since Inception(b)

4.77%	3.28%	4.92%	5.24%

(a)	For comparative purposes, the initial investment is assumed to be made on September 1, 1997.

(b)	The Short Duration Portfolio commenced operations on October 9, 1992.
     All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table below assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS

MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2007
($ in Thousands)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Bank Note (4.8%)
Bank of America, N.A.
$20,000	5.310%	10/12/07	$20,000

Certificate of Deposit (3.1%)
Citibank, N.A.
$13,000	5.450%	11/14/07	$13,000

Government Agency Securities(a) (8.4%)
Federal Home Loan Bank
$10,000	5.118%	02/22/08	$10,000
25,000	5.438	11/18/09	25,000

Total Government Agency Securities			$35,000

Variable Rate Obligations(a) (5.5%)
American Express Centurion Bank
$9,000	5.537%	09/18/07	$9,001
US Bank N.A.
14,000	5.390	09/10/07	13,999

Total Variable Rate Obligations			$23,000

Total Investments Before Repurchase Agreements			$91,000

Repurchase Agreements (78.1%)
Deutsche Bank
$25,000	5.300%	09/17/07	$25,000
Maturity Value: $25,118
Settlement Date: 08/16/2007
(Collateralized by Federal Home Loan Mortgage Corp., 4.500% to 6.500%, due 12/01/35 to 08/01/37. The aggregate market value of the collateral, including accrued interest, was $25,750.)
Joint Repurchase Agreement Account II(b)
289,500	5.381%	09/04/07	289,500
Maturity Value: $289,673
UBS AG(a)
2,000	5.240%	11/07/07	2,000
Maturity Value: $2,105
Settlement Date: 01/10/2007
(Collateralized by Federal National Mortgage Association, 4.500%, due 07/01/20. The market value of the collateral, including accrued interest, was $2,040.)
10,000	5.290 (a)	02/05/08	10,000

Maturity Value: $10,536
Settlement Date: 02/05/2007
(Collateralized by Federal National Mortgage Association, 5.000% to 6.000%, due 04/01/34 to 05/01/37. The aggregate market value of the collateral, including accrued interest, was $10,203.)
Total Repurchase Agreements			$326,500

Total Investments—99.9%			$417,500

Other Assets in Excess of Liabilities— 0.1%			$272

Net Assets— 100%			$417,772

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2007. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	Joint Repurchase Agreement Account II was entered into on August 31, 2007. Additional information appears on page 26.
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2007
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations (38.0%)
Adjustable Rate FHLMC(a) (2.5%)
$580	5.284%	02/01/18	$576
668	5.893	11/01/18	674
2,872	7.149	11/01/19	2,991
170	6.575	11/01/22	169
238	6.737	11/01/22	237
155	7.286	10/01/24	160
417	5.854	10/01/25	424
1,139	6.727	08/01/28	1,177
104	6.648	07/01/29	103
518	6.991	05/01/31	524

Total Adjustable Rate FHLMC			7,035

Adjustable Rate FNMA(a) (14.7%)
197	4.424	10/01/13	197
216	6.428	07/01/17	220
232	6.579	11/01/17	232
240	7.162	11/01/17	244
221	7.412	11/01/17	224
513	6.920	03/01/18	531
109	6.816	05/01/18	110
144	6.890	06/01/18	149
2,304	5.496	10/01/18	2,275
151	5.775	02/01/19	152
213	6.783	05/01/19	216
173	6.864	12/01/19	177
381	6.842	01/01/20	389
206	6.802	05/01/20	207
794	7.420	05/01/20	827
34	6.547	10/01/21	34
1,153	7.182	02/01/22	1,202
193	5.844	01/01/23	198
493	6.854	03/01/24	497
41	7.860	04/01/25	41
500	6.835	10/01/25	519
1,228	6.994	02/01/27	1,225
593	5.474	07/01/27	598
457	6.722	07/01/27	459
559	5.724	01/01/29	564
132	5.724	02/01/29	133
10,993	6.045	08/01/29	11,143
115	7.013	07/01/31	118
447	5.526	07/01/32	451
896	5.637	07/01/32	902
702	7.405	09/01/32	730
3,263	5.296	01/01/33	3,267
408	4.510	06/01/33	410
3,991	5.474	08/01/33	4,053
2,122	3.845	10/01/33	2,108
2,824	5.471	04/01/34	2,854
808	5.543	07/01/34	813
1,455	5.543	08/01/34	1,463
1,788	5.543	08/01/44	1,805

Total Adjustable Rate FNMA			41,737

Adjustable Rate GNMA(a) (4.3%)
933	5.500	04/20/34	936
4,451	5.250	06/20/34	4,430
6,814	4.750	08/20/34	6,798

Total Adjustable Rate GNMA			12,164

Fixed Rate FHLMC (2.2%)
113	6.500	11/01/10	115
666	6.500	09/01/13	676
583	6.500	10/01/13	592
189	6.500	05/01/14	192
282	6.500	06/01/14	287
1,840	6.000	12/01/14	1,851
982	8.000	12/01/15	1,017
1,260	6.000	03/01/16	1,268
204	6.500	07/01/16	207

Total Fixed Rate FHLMC			6,205

Fixed Rate FNMA (0.8%)
1,774	6.000	06/01/09	1,794
614	8.500	04/01/16	660

Total Fixed Rate FNMA			2,454

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2007
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Fixed Rate GNMA (0.1%)
$137	7.000%	04/15/26	$142

CMO (13.4%)
Regular Floater CMO(a) (7.6%)
FHLMC REMIC Series 1448, Class F
335	7.025	12/15/22	336
FHLMC Series 1009, Class D
54	6.225	10/15/20	54
FHLMC Series 1066, Class P
174	6.525	04/15/21	175
FHLMC Series 1222, Class P
240	4.370	03/15/22	240
FHLMC Series 1555, Class FA
91	6.825	08/15/08	91
FHLMC Series 1575, Class FA
298	7.125	08/15/08	298
FHLMC Series 1604, Class FC
233	4.380	11/15/08	231
FHLMC Series 1618, Class F
27	4.270	11/15/08	27
FHLMC Series 1689, Class FD
766	4.530	10/15/23	761
FHLMC Series 1698, Class FA
413	6.425	03/15/09	414
FNMA REMIC Trust Series 1992-033, Class F
41	4.250	03/25/22	41
FNMA REMIC Trust Series 1992-137, Class F
1,188	6.531	08/25/22	1,192
FNMA REMIC Trust Series 1992-155, Class FC
6	6.381	09/25/07	6
FNMA REMIC Trust Series 1993-093, Class FB
71	5.133	05/25/08	71
FNMA REMIC Trust Series 1993-190, Class F
75	5.333	10/25/08	75
FNMA REMIC Trust Series 1998-21, Class F
617	5.300	03/25/28	604
FNMA Series 1990-145, Class A
1,027	6.001	12/25/20	1,019
FNMA Series 1993-027, Class F
1,402	6.681	02/25/23	1,434
FNMA Series 1993-191, Class FC
425	5.083	10/25/08	423
FNMA Series 2001-60, Class O
2,807	6.455	10/25/31	2,872
FNMA Series 2001-70, Class OF
936	6.455	10/25/31	950
FNMA Series 2001-W4, Class AV1
414	5.785	02/25/32	409
FNMA Series 2002-T7, Class A1
1,596	5.725	07/25/32	1,596
FNMA Series 2002-W2, Class AV1
735	5.765	06/25/32	735
FNMA Series 2003-T3, Class 1A
249	5.745	06/25/33	249
FNMA Series 2006-5, Class 2A1
7,249	5.138	11/25/28	7,273

Total Regular Floater CMO			21,576

PAC CMO (1.4%)
FHLMC Series 1461, Class H
427	6.500	01/15/08	426
FHLMC Series 1475, Class K
227	7.000	02/15/08	226
FHLMC Series 1685, Class G
508	6.000	09/15/23	508
FNMA Series 1993-225, Class WC
2,486	6.500	12/25/13	2,549
FNMA Series 1994-51, Class PJ
79	6.500	09/25/23	78

Total PAC CMO			3,787

Sequential Fixed Rate CMO (4.4%)
FHLMC REMIC Series 1720, Class PJ
784	7.250	01/15/24	795
FHLMC REMIC Trust Series 1432, Class H
6	7.500	12/15/07	6
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2007
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Sequential Fixed Rate CMO—(Continued)
FHLMC Series 1250, Class J
$645	7.000%	05/15/22	$643
FHLMC Series 1513, Class N
381	6.500	05/15/08	380
FHLMC Series 1605, Class E
1,852	6.500	10/15/08	1,848
FHLMC Series 1823, Class C
537	6.000	12/15/08	537
FHLMC Series 2367, Class BC
138	6.000	04/15/16	138
FHLMC Series 2543, Class AD
423	8.500	01/15/16	431
FNMA REMIC Trust Series 1991-67, Class J
1,306	7.500	08/25/21	1,375
FNMA REMIC Trust Series 1992-175, Class PH
24	7.000	10/25/07	24
FNMA REMIC Trust Series 1993-040, Class H
306	6.800	04/25/08	307
FNMA Series 2000-16, Class ZG
1,075	8.500	06/25/30	1,155
FNMA Series 2000-32, Class Z
1,515	7.500	10/18/30	1,604
FNMA Series 2002-16, Class LH
2,083	6.500	03/25/31	2,093
FNMA Series 2002-73, Class AD
640	8.500	12/25/15	654
GNMA REMIC Trust Series 2001-10, Class PD
512	6.500	08/16/30	521

Total Sequential Fixed Rate CMO			12,511

Total CMO			37,874

Total Mortgage-Backed Obligations (cost $108,891)			107,611

Agency Debentures (15.6%)
FHLMC
$17,200	5.000%	09/17/07	$17,198
FNMA
17,700	5.125	09/02/08	17,748
Small Business Administration(a)
402	6.075	03/25/14	403
Sri Lanka Aid(a)
8,750	5.806	11/01/24	8,696

Total Agency Debentures (cost $44,072)			44,045

U.S. Treasury Obligations (22.1%)
United States Treasury Bond
$200	4.500%	02/15/36	$190
United States Treasury Note
61,800	4.875	08/15/09	62,553

Total U.S. Treasury Obligations (cost $62,404)			62,743

Total Investments Before Repurchase Agreement (cost $215,367)			$214,399

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2007
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) (24.1%)
Joint Repurchase Agreement Account II
$68,300	5.381%	09/04/07	$68,300

Maturity Value: $68,341 (cost $68,300)
Total Investments—99.8% (cost $283,667)			$282,699

Other Assets in Excess of Liabilities—0.2%			$638

Net Assets—100%			$283,337

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2007. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	Joint Repurchase Agreement Account II was entered into on August 31, 2007. Additional information appears on page 26.

Investment Abbreviations:
CMO—Collateralized Mortgage Obligation
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
PAC—Planned Amortization Class
REMIC—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2007
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations (92.9%)
Adjustable Rate FHLMC(a) (7.0%)
$689	4.835%	09/01/32	$697
4,356	3.895	01/01/34	4,236
2,180	4.147	09/01/34	2,182
4,642	4.268	10/01/34	4,665
1,363	4.815	11/01/34	1,368
4,918	4.582	08/01/35	4,876
6,465	4.457	10/01/35	6,430
5,824	5.200	05/01/36	5,753

Total Adjustable Rate FHLMC			30,207

Adjustable Rate FNMA(a) (33.9%)
588	6.048	05/01/32	598
721	7.405	09/01/32	750
454	4.600	12/01/32	458
1,597	4.415	01/01/33	1,602
1,430	4.167	04/01/33	1,431
4,315	4.502	05/01/33	4,334
4,661	3.848	07/01/33	4,629
3,549	3.871	07/01/33	3,534
8,805	4.159	08/01/33	8,791
3,895	5.283	08/01/33	3,887
2,829	3.845	10/01/33	2,811
5,958	4.329	11/01/33	5,925
5,581	3.959	12/01/33	5,530
5,741	4.290	12/01/33	5,712
752	4.344	12/01/33	746
1,500	4.268	02/01/34	1,487
1,846	4.400	02/01/34	1,837
6,319	4.213	03/01/34	6,248
2,289	4.362	03/01/34	2,280
2,378	7.625	04/01/34	2,385
1,442	4.970	08/01/34	1,438
3,109	4.784	10/01/34	3,142
2,172	4.401	03/01/35	2,176
5,887	4.673	04/01/35	5,807
5,737	4.299	05/01/35	5,742
2,536	4.303	05/01/35	2,524
7,730	4.512	05/01/35	7,742
4,306	4.754	05/01/35	4,262
2,236	4.228	06/01/35	2,227
6,879	4.640	07/01/35	6,879
5,665	4.250	08/01/35	5,557
4,671	4.907	08/01/35	4,619
3,308	4.577	09/01/35	3,309
1,343	4.649	10/01/35	1,337
7,377	4.674	11/01/35	7,267
6,250	5.086	12/01/35	6,201
6,309	5.256	02/01/36	6,258
4,587	5.076	03/01/36	4,577

Total Adjustable Rate FNMA			146,039

Adjustable Rate GNMA(a) (0.5%)
2,264	4.500	12/20/34	2,247

Fixed Rate FHLMC Gold (5.4%)
24	7.000	03/01/09	24
19	7.000	04/01/09	20
270	7.000	06/01/09	274
27	7.000	03/01/12	28
465	7.000	12/01/12	476
805	5.000	12/01/13	804
935	4.000	01/01/14	912
35	8.000	07/01/14	37
9,941	4.500	03/01/15	9,795
15	7.000	03/01/15	15
2,391	5.500	05/01/15	2,386
268	5.500	06/01/17	268
193	8.000	09/01/17	204
410	5.500	10/01/17	409
957	8.000	11/01/17	1,008
967	5.500	03/01/18	964
550	5.500	04/01/18	548
817	6.500	05/01/18	840
67	6.000	10/01/18	68
19	6.000	11/01/18	19
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2007
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Fixed Rate FHLMC Gold—(Continued)
$3,924	5.500%	02/01/19	$3,905
139	6.500	12/01/29	142

Total Fixed Rate FHLMC Gold			23,146

Fixed Rate FNMA (11.8%)
111	6.500	09/01/08	111
75	6.000	12/01/08	75
7	7.500	09/01/10	7
2,737	6.000	01/01/12	2,775
704	6.000	04/01/12	714
1,092	6.000	05/01/12	1,108
1,542	6.000	06/01/12	1,564
34	7.500	07/01/12	36
2,749	6.000	09/01/12	2,789
235	5.000	11/01/12	234
4,872	5.500	01/01/13	4,857
4	8.000	01/01/13	4
1,627	4.500	08/01/13	1,604
11,585	4.500	09/01/13	11,427
5,641	4.000	04/01/14	5,485
1,909	5.500	09/01/14	1,905
1,010	5.500	12/01/14	1,011
18	6.000	02/01/18	18
3,229	5.500	05/01/18	3,214
195	6.000	05/01/18	196
1,157	5.500	06/01/18	1,152
12	6.000	08/01/18	12
12	6.000	09/01/18	13
969	5.500	10/01/18	964
1,272	5.500	11/01/18	1,267
1,138	6.000	11/01/18	1,144
69	5.500	12/01/18	69
2,055	6.000	12/01/18	2,065
1,623	6.000	01/01/19	1,631
24	6.000	02/01/19	24
591	6.000	04/01/19	596
134	6.000	05/01/19	136
194	6.000	10/01/23	195
669	7.000	08/01/28	694
1,061	7.000	11/01/28	1,102
129	7.000	02/01/32	134
272	7.000	05/01/32	283
373	7.000	09/01/32	383

Total Fixed Rate FNMA			50,998

Fixed Rate GNMA (0.2%)
2	6.000	07/15/08	2
2	6.000	08/15/08	2
58	6.000	09/15/08	58
59	6.000	10/15/08	59
7	6.000	11/15/08	7
6	6.000	12/15/08	6
24	6.000	01/15/09	25
5	6.000	02/15/09	5
12	6.000	05/15/09	12
— (b)	8.500	07/15/09	—	(b)
1	8.500	12/15/09	1
58	8.500	01/15/10	61
25	8.500	02/15/10	25
20	8.500	03/15/10	22
20	8.500	04/15/10	21
6	8.500	05/15/10	6
30	8.500	06/15/10	30
10	8.500	07/15/10	11
24	8.500	08/15/10	25
21	8.500	10/15/10	22
29	8.500	11/15/10	31
21	8.500	12/15/10	22
30	8.500	09/15/11	30
50	8.500	10/15/11	51
23	8.500	03/15/12	24
47	8.500	07/15/12	48

Total Fixed Rate GNMA			606

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2007
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
CMO (34.1%)
Adjustable Rate CMO(a) (27.3%)
Adjustable Rate Mortgage Trust Series 2004-4, Class 1A1
$2,141	5.014%	03/25/35	$2,141
Adjustable Rate Mortgage Trust Series 2005-4, Class 1A1
4,489	4.769	08/25/35	4,457
Banc of America Mortgage Securities Series 2004-D, Class 1A1
380	5.613	05/25/34	380
Banc of America Mortgage Securities Series 2005-G, Class 2A1
805	4.923	08/25/35	789
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-10, Class A3
5,100	4.650	10/25/35	5,003
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-9, Class A1
6,495	4.625	10/25/35	6,323
Chase Mortgage Finance Corp. Series 2007-A1, Class 1A3
4,508	4.356	02/25/37	4,454
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
5,518	4.139	02/25/37	5,399
Chase Mortgage Finance Corp. Series 2007-A1, Class 4A1
2,693	4.485	02/25/37	2,645
Countrywide Alternative Loan Trust Series 2005-38, Class A1
403	6.522	09/25/35	402
Countrywide Home Loans Series 2003-37, Class 1A1
62	7.404	08/25/33	64
First Horizon Alternative Mortgage Securities Series 2005-AA2, Class 1A1
708	5.061	03/25/35	708
First Horizon Alternative Mortgage Securities Series 2005-AA5, Class 1A1
1,202	5.296	07/25/35	1,196
Indymac Index Mortgage Loan Trust Series 2004-AR4, Class 1A
1,446	7.015	08/25/34	1,448
JPMorgan Mortgage Trust Series 2005-A2, Class 1A1
833	4.731	04/25/35	821
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
1,898	4.200	07/25/35	1,857
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
922	4.763	07/25/35	908
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
939	4.071	07/25/35	918
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
1,820	4.767	07/25/35	1,790
Merrill Lynch Mortgage Investors, Inc. Series 2003-A4, Class 1A
375	7.222	07/25/33	377
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
7,000	5.148	12/25/35	6,908
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
1,830	6.005	01/25/46	1,799
Salomon Brothers Mortgage Securities VII, Inc. Series 1994-20, Class A
119	7.075	12/25/24	118
Structured Adjustable Rate Mortgage Loan Series 2004-1, Class 3A3
125	7.450	02/25/34	127
Structured Adjustable Rate Mortgage Loan Series 2004-2, Class 2A
276	7.362	03/25/34	282
Structured Adjustable Rate Mortgage Loan Series 2004-5, Class 1A
602	7.109	05/25/34	611
Structured Adjustable Rate Mortgage Loan Series 2004-6, Class 3A2
5,156	4.715	06/25/34	5,108
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2007
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Adjustable Rate CMO(a)—(Continued)
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
$1,960	4.700%	11/25/33	$1,953
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
4,796	4.520	12/25/33	4,769
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR6, Class A1
1,457	4.325	06/25/33	1,448
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR10, Class 1A3
4,000	4.835	09/25/35	3,922
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR12, Class 1A8
5,809	4.835	10/25/35	5,694
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR1, Class 1A1
9,477	4.539	02/25/35	9,312
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 6A3
5,482	5.000	10/25/35	5,417
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR4, Class 2A2
9,014	4.524	04/25/35	8,865
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
3,770	5.598	07/25/36	3,734
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A3
11,653	5.091	03/25/36	11,429
Wells Fargo Series 2005-AR16, Class 1A1
4,049	4.976	10/25/35	4,065

Total Adjustable Rate CMO			117,641

Regular Floater CMO(a) (0.2%)
FHLMC REMIC Series 1448, Class F
782	7.025	12/15/22	783

PAC CMO (2.6%)
FHLMC REMIC Series 1506, Class PI
977	6.750	05/15/08	975
FHLMC REMIC Series 1661, Class PJ
2,300	6.500	01/15/09	2,295
FHLMC REMIC Series 3028, Class MB
5,561	5.000	12/15/26	5,551
FNMA REMIC Series 2005-87, Class CL
2,410	5.000	10/25/35	2,402

Total PAC CMO			11,223

Support CMO (0.0%)
FNMA REMIC Trust Series 1993-131, Class Z
158	7.000	07/25/08	159

Sequential Fixed Rate CMO (4.0%)
FHLMC REMIC Series 1720, Class PJ
392	7.250	01/15/24	398
FHLMC REMIC Series 1980, Class Z
1,142	7.000	07/15/27	1,183
FHLMC REMIC Series 2236, Class Z
7,272	8.500	06/15/30	7,761
FHLMC REMIC Series 2417, Class VK
1,285	6.000	07/15/18	1,288
FNMA REMIC Series 1988-12, Class A
267	10.000	02/25/18	297
FNMA REMIC Series 2001-42, Class HG
603	10.000	09/25/16	666
FNMA REMIC Series G92-44, Class Z
1,636	8.000	07/25/22	1,736
FNMA REMIC Trust Series 1992-193, Class HB
191	6.500	11/25/07	191
GNMA REMIC Trust Series 2001-60, Class PD
444	6.000	10/20/30	445
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2007
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Sequential Fixed Rate CMO—(Continued)
GNMA REMIC Trust Series 2001-62, Class VL
$1,544	6.500%	11/16/17	$1,553
Residential Funding Securities Corp. Series 2003-RM2, Class AI5
1,733	8.500	05/25/33	1,850

Total Sequential Fixed Rate CMO			17,368

Total CMO			147,174

Total Mortgage-Backed Obligations (cost $402,936)			400,417

U.S. Treasury Obligations (6.7%)
United States Treasury Bonds
$1,400	7.125%	02/15/23	$1,743
8,500	4.500	02/15/36	8,057
United States Treasury Notes
300	4.500	05/15/10	303
5,900	4.625	07/31/12	5,994
13,100	4.250	08/15/14	12,999

Total U.S. Treasury Obligations (cost $28,908)			29,096

Total Investments Before Repurchase Agreement (cost $431,844)			$429,513

Repurchase Agreement(c) (0.2%)
Joint Repurchase Agreement Account II
$800	5.381%	09/04/07	$800

Maturity Value: $800
(Cost $800)
Total Investments—99.8% (cost $432,644)			$430,313

Other Assets in Excess of Liabilities—0.2%			$933

Net Assets—100%			$431,246

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2007. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	Principal amount and value of security held is less than $500

(c)	Joint Repurchase Agreement Account II was entered into on August 31, 2007. Additional information appears on page 26.

Investment Abbreviations:
CMO—Collateralized Mortgage Obligation
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
PAC—Planned Amortization Class
REMIC—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2007
($ in Thousands)
ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II—At August 31, 2007, the Portfolios had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Principal
Portfolio	Amount

Money Market	$289,500
Ultra-Short Duration Government	68,300
Short Duration	800
REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,100,000	5.35%	09/04/07	$3,101,843
Barclays Capital PLC	4,300,000	5.40	09/04/07	4,302,580
Citigroup Global Markets, Inc.	3,000,000	5.40	09/04/07	3,001,800
Credit Suisse Securities (USA) LLC	500,000	5.35	09/04/07	500,297
Deutsche Bank Securities, Inc.	4,700,000	5.40	09/04/07	4,702,820
Greenwich Capital Markets	750,000	5.35	09/04/07	750,446
UBS Securities LLC	1,960,600	5.33	09/04/07	1,961,761
Wachovia Bank	250,000	5.38	09/04/07	250,149

TOTAL				$18,571,696

At August 31, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 5.375%, due 07/18/11; Federal Home Loan Mortgage Association, 3.500% to 12.500%, due 11/01/07 to 05/01/47; Federal National Mortgage Association, 3.500% to 10.500%, due 10/01/07 to 09/01/47 and Government National Mortgage Association, 5.000% to 9.000%, due 10/15/09 to 08/15/37. The aggregate market value of the collateral, including accrued interest, was $18,974,314.
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2007

	Money	Ultra-Short	Short
	Market	Duration Government	Duration
	Portfolio	Portfolio	Portfolio

Assets
Investments, at value (amortized cost $90,999,647, identified cost $215,367,135 and $431,844,306 respectively)	$90,999,647	$214,398,533	$429,512,811
Repurchase agreements, at value based on amortized cost	326,500,000	68,300,000	800,000
Cash	16,980	139	23,296
Receivables:
Interest	934,147	1,552,126	1,885,404
Investment securities sold	—	98,864	1,190,212
Portfolio units sold	3,943	—	—
Other assets	5,932	7,975	10,483

Total assets	418,460,649	284,357,637	433,422,206

Liabilities
Payables:
Dividends	636,040	884,127	1,667,859
Investment securities purchased	—	—	306,429
Advisory fees	26,982	24,963	103,454
Administration fees	1,597	24,905	18,253
Accrued expenses	24,041	86,707	80,122

Total liabilities	688,660	1,020,702	2,176,117

Net Assets
Paid-in capital	417,771,989	329,845,211	455,621,898
Accumulated undistributed net investment income	—	767,690	662,161
Accumulated net realized loss on investment transactions	—	(46,307,364)	(22,706,475)
Net unrealized loss on investments	—	(968,602)	(2,331,495)

Net assets	$417,771,989	$283,336,935	$431,246,089

Net asset value, offering and redemption price per unit (net assets/units outstanding)	$1.00	$9.45	$9.50

Units Outstanding
Total units outstanding, $0.001 par value (unlimited number of units authorized)	417,771,994	29,968,846	45,374,845

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2007

	Money	Ultra-Short	Short
	Market	Duration Government	Duration
	Portfolio	Portfolio	Portfolio

Investment income:
Interest income	$20,996,448	$15,994,975	$27,282,209

Expenses:
Advisory fees	739,253	655,231	1,180,386
Administration fees	392,835	327,615	295,096
Professional fees	80,366	93,021	155,426
Custody and accounting fees	45,021	111,089	130,467
Trustees’ fees	46,224	32,907	48,955
Printing fees	16,291	10,460	15,254
Transfer Agent fees	—	5,562	2,628
Registration fees	3,229	1,836	1,273
Other expenses	10,274	25,124	41,327

Total operating expenses	1,333,493	1,262,845	1,870,812

Expense Reductions:
Advisory fees waived	(464,268)	—	—
Administration fees waived	(314,268)	—	—
Expenses reimbursed by administrator	—	(116,191)	—
Custody credits	(3,516)	(10,985)	(9,040)

Total expense reductions	(782,052)	(127,176)	(9,040)

Net operating expenses	551,441	1,135,669	1,861,772

Net Investment Income	$20,445,007	$14,859,306	$25,420,437

Net Realized Gain (Loss) on Investment Transactions	7,267	(16,115)	(1,015,651)
Net Change in Unrealized Gain on Investments	—	2,450,353	4,218,446

Net Increase in Net Assets Resulting from Operations	$20,452,274	$17,293,544	$28,623,232

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

STATEMENTS OF CHANGES IN NET ASSETS

			Ultra-Short Duration
	Money Market Portfolio		Government Portfolio		Short Duration Portfolio

	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006

From Operations:
Net investment income	$20,445,007	$12,181,674	$14,859,306	$17,147,829	$25,420,437	$27,207,465
Net realized gain (loss) on investment transactions	7,267	(2,838)	(16,115)	(1,391,654)	(1,015,651)	(5,866,759)
Net change in net unrealized gain on investments	—	—	2,450,353	2,949,766	4,218,446	869,503

Net increase in net assets resulting from operations	20,452,274	12,178,836	17,293,544	18,705,941	28,623,232	22,210,209

Distributions to Unitholders:
From net investment income	(20,440,790)	(12,178,836)	(16,398,805)	(19,086,263)	(28,043,337)	(28,215,801)

From Unit Transactions:
Proceeds from sales of units	5,794,788,712	4,564,768,057	—	1,500,000	2,000,000	1,500,000
Reinvestment of dividends and distributions	10,353,289	6,710,002	4,667,855	6,046,114	1,123,173	2,798,257
Cost of units repurchased	(5,644,179,501)	(4,565,680,582)	(106,245,212)	(211,004,215)	(250,518,605)	(41,880,965)

Net increase (decrease) in net assets resulting from unit transactions	160,962,500	5,797,477	(101,577,357)	(203,458,101)	(247,395,432)	(37,582,708)

Total increase (decrease)	160,973,984	5,797,477	(100,682,618)	(203,838,423)	(246,815,537)	(43,588,300)

Net Assets:
Beginning of year	256,798,005	251,000,528	384,019,553	587,857,976	678,061,626	721,649,926

End of year	$417,771,989	$256,798,005	$283,336,935	$384,019,553	$431,246,089	$678,061,626

Accumulated Undistributed (Distributions in Excess of) Net Investment Income	$—	$(4,217)	$767,690	$1,543,844	$662,161	$2,183,527

Summary of Unit Transactions:
Units sold	5,794,788,717	4,564,768,057	—	159,235	211,416	157,729
Reinvestment of dividends and distributions	10,353,289	6,710,002	494,355	641,824	117,786	294,456
Units repurchased	(5,644,179,501)	(4,565,680,582)	(11,250,771)	(22,394,561)	(26,277,245)	(4,417,579)

Net increase (decrease) in units outstanding	160,962,505	5,797,477	(10,756,416)	(21,593,502)	(25,948,043)	(3,965,394)

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

			Distributions
			to						Ratios assuming
			Unitholders						no expense reductions

								Ratio of	Ratio of	Ratio of
	Net asset		From	Net asset		Net assets,	Ratio of	net investment	total	net investment
	value,	Net	net	value,		end of	net expenses	income	expenses	income
	beginning	investment	investment	end of	Total	year	to average	to average	to average	to average
	of year	income(a)	income	year	return(b)	(000’s)	net assets	net assets	net assets	net assets

Years ended:
8/31/07	$1.00	$0.05	$(0.05)	$1.00	5.33%	$417,772	0.14%	5.20%	0.34%	5.00%
8/31/06	1.00	0.04	(0.04)	1.00	4.52	256,798	0.14	4.48	0.38	4.24
8/31/05	1.00	0.02	(0.02)	1.00	2.44	251,000	0.13	2.36	0.32	2.17
8/31/04	1.00	0.01	(0.01)	1.00	1.01	585,631	0.13	0.99	0.30	0.82
8/31/03	1.00	0.01	(0.01)	1.00	1.25	1,223,006	0.11	1.25	0.28	1.08

(a)	Calculated based on average units outstanding methodology.
(b)	Assumes reinvestment of all distributions.
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

					Distributions
					to							Ratios assuming
		From investment operations			Unitholders							no expense reductions

											Ratio of	Ratio of	Ratio of
	Net asset		Net realized		From		Net asset		Net assets,	Ratio of	net investment	total	net investment
	value,	Net	and unrealized	Total from	net		value,		end of	net expenses	income	expenses	income	Portfolio
	beginning	investment	gain (loss)	investment	investment		end of	Total	year	to average	to average	to average	to average	turnover
	of year	income(a)(b)	on investments	operations	income(b)		year	return(c)	(000’s)	net assets	net assets	net assets	net assets	rate(d)

Years ended:
8/31/07	$9.43	$0.43	$0.06	$0.49	$(0.47)		$9.45	5.35%	$283,337	0.35%	4.54%	0.39%	4.50%	107%
8/31/06	9.43	0.34	0.04	0.38	(0.38)		9.43	4.12	384,020	0.35	3.57	0.38	3.54	52
8/31/05	9.48	0.22	(0.01)	0.21	(0.26	)(e)	9.43	2.28	587,858	0.35	2.42	0.36	2.41	68
8/31/04	9.58	0.20	—	0.20	(0.30)		9.48	2.15	1,480,020	0.34	2.05	0.34	2.05	148
8/31/03	9.73	0.26	(0.07)	0.19	(0.34)		9.58	1.97	1,487,994	0.33	2.70	0.33	2.70	128

(a)	Calculated based on average units outstanding methodology.
(b)	Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.
(e)	Includes amounts less than $0.005 that are distributions from paid-in capital.
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

		From investment operations			Distributions to Unitholders
												Ratio of
	Net asset		Net realized		From			Net asset		Net assets,	Ratio of	net investment
	value,	Net	and unrealized	Total from	net	From		value,		end of	net expenses	income	Portfolio
	beginning	investment	gain (loss)	investment	investment	paid-in	Total	end of	Total	year	to average	to average	turnover
	of year	income(a)(b)	on investments	operations	income(b)	capital	distributions	year	return(c)	(000’s)	net assets	net assets	rate(d)

Years ended:
8/31/07	$9.51	$0.41	$0.03	$0.44	$(0.45)	$—	$(0.45)	$9.50	4.77%	$431,246	0.32%	4.31%	122%
8/31/06	9.59	0.37	(0.07)	0.30	(0.38)	—	(0.38)	9.51	3.25	678,062	0.32	3.90	126
8/31/05	9.72	0.31	(0.13)	0.18	(0.31)	—	(0.31)	9.59	1.91	721,650	0.31	3.19	235
8/31/04	9.74	0.33	0.03	0.36	(0.36)	(0.02)	(0.38)	9.72	3.74	792,166	0.29	3.34	269
8/31/03	9.93	0.36	(0.09)	0.27	(0.46)	—	(0.46)	9.74	2.74	794,989	0.30	3.64	275

(a)	Calculated based on average units outstanding methodology.
(b)	Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS
August 31, 2007

1.	Organization
      Trust for Credit Unions is a Massachusetts business trust registered under the Investment Company Act of 1940 (“the Act”), as amended, as an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, “the Portfolios” or individually a “Portfolio”). Units of the Portfolios are offered for sale solely to state and federally chartered credit unions.

2.	Summary of Significant Accounting Policies
      The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.	Investment Valuation
      For the Ultra-Short Duration Government and Short Duration Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios’ Board of Trustees.

B.	Security Transactions and Investment Income
      Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
      All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. generally accepted accounting principles. Market discounts, original issue discounts (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2007

2.	Summary of Significant Accounting Policies— (Continued)

C.	Federal Taxes
      It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its Unitholders. Accordingly, no federal tax provisions are required. Income distributions to Unitholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
      The characterization of distributions to Unitholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.
      Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Ultra-Short Duration Government and Short Duration Portfolios have elected to amortize and accrete market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. Such net amortization generally reduces ordinary income available for distribution.

D.	Expenses
      Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period.

E.	Repurchase Agreements
      Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price.
      During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ custodian or designated subcustodians under triparty repurchase agreements.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2007

2.	Summary of Significant Accounting Policies— (Continued)
      Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolios, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Portfolio’s credit exposure is to the underlying repurchase agreement counterparties on a pro-rata basis. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

F.	When-Issued Securities
      Consistent with National Credit Union Association (“NCUA”) rules and regulations, the Ultra-Short Duration Government and Short Duration Portfolios may purchase or sell securities in when-issued transactions. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction.

G.	Mortgage Dollar Rolls
      The Ultra-Short Duration Government and Short Duration Portfolios may enter into mortgage “dollar rolls” in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party. The Portfolios do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2007

3.	Agreements

A.	Advisory Agreement
      GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Advisory Agreement (the “Agreement”) with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee (“advisory fee”), computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

			Contractual
		Contractual	Effective
Portfolio	Asset levels	Rate	Rate

Money Market	up to $300 million	0.20%
	in excess of $300 million	0.15	0.19%
Ultra-Short Duration Government	All	0.20	0.20
Short Duration	All	0.20	0.20
      GSAM has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of average daily net assets. This voluntary limitation may be modified or eliminated by GSAM in the future at its discretion. For the year ended August 31, 2007, GSAM waived advisory fees amounting to approximately $464,300.

B.	Administration Agreement
      Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. serves as a general partner to CUFSLP, which includes 39 major credit unions that are limited partners. Under the Administration Agreement, CUFSLP, subject to the general supervision of the Trust’s Board of Trustees, provides certain administrative services to the Portfolios. As compensation for services rendered under the Administration Agreement, CUFSLP is entitled to the following fees (“administration fees”), computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Fee

Money Market	0.10%
Ultra-Short Duration Government	0.10
Short Duration	0.05

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2007

3.	Agreements— (Continued)
      CUFSLP has voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to 0.02% of average daily net assets. This voluntary limitation may be modified or eliminated by CUFSLP in the future at its discretion. For the year ended August 31, 2007, CUFSLP waived fees amounting to approximately $314,300.

C.	Other Agreements
      CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses, exclusive of any custody expense reductions) (the “Expenses”) of the Money Market Portfolio exceed 0.20% of the average daily net assets, CUFSLP will either reduce the administration fees otherwise payable or pay such Expenses of the Money Market Portfolio. In addition, the Money Market Portfolio is not obligated to reimburse CUFSLP for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2007, no expenses were required to be reimbursed by CUFSLP under this agreement.
      CUFSLP and GSAM have each voluntarily agreed to limit the other annualized ordinary expenses (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses, exclusive of any custody expense reductions) of the Ultra-Short Duration Government Portfolio such that CUFSLP will reimburse expenses that exceed 0.05% up to 0.10% of the Ultra-Short Duration Government Portfolio’s average daily net assets, and GSAM will reimburse expenses that exceed 0.10% up to 0.15% of the Ultra-Short Duration Government Portfolio’s average daily net assets. In addition, the Ultra-Short Duration Government Portfolio is not obligated to reimburse CUFSLP and GSAM for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2007, CUFSLP reimbursed expenses of approximately $116,200. GSAM was not required to reimburse any expenses under this agreement for the same period.
      In addition, the Portfolios have entered into certain expense offset arrangements with the custodian resulting in a reduction in the Portfolios’ expenses. For the year ended August 31, 2007, custody fee reductions for the Money Market, Ultra-Short Duration Government and Short Duration Portfolios amounted to approximately $3,500, $11,000 and $9,000, respectively.
      Callahan Financial Services, Inc. and Goldman Sachs serve as exclusive distributors of units of the Portfolios. For the year ended August 31, 2007, neither party received any compensation for this service. Goldman Sachs also serves as Transfer Agent of the Portfolios and receives a fee (“transfer agent fee”) from the Ultra-Short Duration Government and Short Duration Portfolios. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2007

3.	Agreements— (Continued)
      At a meeting of the Board of Trustees of the Trust held on May 30, 2007, the Trustees approved changes in certain service provider arrangements that are expected to take effect on or about January 15, 2008. Pursuant to these arrangements, (a) PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., will provide (i) certain administrative and fund accounting services currently provided by GSAM and State Street Bank & Trust Co. (“State Street”), and (ii) the transfer agency services currently provided by Goldman Sachs, (b) PFPC Trust Company, an affiliate of PFPC, will provide the custodian services currently provided by State Street, and (c) Callahan Financial Services, Inc. will serve as the Trust’s sole distributor.

4.	Investment Transactions
      The cost of purchases and proceeds from sales and maturities of long-term securities for the Ultra-Short Duration Government and Short Duration Portfolios for the year ended August 31, 2007 were as follows ($ in thousands):

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio

Purchases of U.S. Government and agency obligations	$234,873	$650,432
Purchases (excluding U.S. Government and agency obligations)	—	43,562
Sales or maturities of U.S. Government and agency obligations	275,357	804,774
Sales or maturities (excluding U.S. Government and agency obligations)	—	12,903

5.	Line of Credit Facility
      The Portfolios participate in a $450,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Portfolios must own securities having a market value in excess of 300% of its total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread.
      This committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the year ended August 31, 2007, the Portfolios did not have any borrowings under this facility.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2007

6.	Other Matters
      Exemptive Order—Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.
      New Accounting Pronouncements—On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in a Portfolio’s net asset value calculations as late as the Portfolio’s last net asset value calculation in the first required financial statement reporting period. As a result, the Portfolios will incorporate the impact of FIN 48, if any, in their February 29, 2008 semiannual reports. The investment adviser does not expect FIN 48 to have a material effect on the Portfolios’ financial statements. However, as analysis is on-going, the assessment regarding FIN 48 may be subject to review and adjustment.
      On September 15, 2006, FASB released Statement of Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the Portfolios’ financial statements; however, additional disclosures will be required.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2007

7.	Tax Information
      The tax character of distributions paid was as follows*:

	Ultra-Short Duration
	Government Portfolio		Short Duration Portfolio
	Fiscal Years Ended:		Fiscal Years Ended:

	August 31, 2007	August 31, 2006	August 31, 2007	August 31, 2006

Distributions paid from:
Ordinary income	$16,398,805	$19,086,263	$28,043,337	$28,215,801

Total taxable distributions	$16,398,805	$19,086,263	$28,043,337	$28,215,801

*	In addition, the Money Market Portfolio had distributed substantially all of its current year income and realized gains (if any) as ordinary income for the past two years.
      As of August 31, 2007, the components of accumulated earnings (losses) on a tax basis for the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were as follows:

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio

Undistributed ordinary income—net	$1,010,156	$2,197,823

Total undistributed earnings	$1,010,156	$2,197,823
Capital loss carryforward[1]	(45,605,657)	(21,741,490)
Timing differences
(dividends payable and post October losses)	(1,585,834)	(2,632,844)
Unrealized losses—net	(326,941)	(2,199,298)

Total accumulated losses—net	$(46,508,276)	$(24,375,809)

There were no significant book to tax differences for the Money Market Portfolio.

[1]	The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

Portfolio	2008	2009	2010	2011	2012	2013	2014	2015

Ultra-Short Duration Government	$(689,432)	$(139,960)	$(371,560)	$(2,667,678)	$(17,778,765)	$(18,747,166)	$(3,307,602)	$(1,903,494)
Short Duration	(526,184)	—	—	(1,439,421)	(4,543,488)	(3,835,419)	(6,143,309)	(5,253,669)
      The amortized cost for the Money Market Portfolio stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes. At August 31,

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2007

7.	Tax Information— (Continued)
2007, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio

Tax Cost	$283,025,474	$432,512,109

Gross unrealized gain	1,204,813	1,207,382
Gross unrealized loss	(1,531,754)	(3,406,680)

Net unrealized loss	$(326,941)	$(2,199,298)

      The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to amortization of market discounts and market premiums.
      In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from expiration of capital loss carryforward and the difference in the tax treatment of paydown losses, market discounts and market premiums.

		Accumulated
		Undistributed Net
	Paid-in	Investment	Accumulated Net
Portfolio	Capital	Income	Realized Loss

Ultra-Short Duration Government	$(5,040,383)	$763,345	$4,277,038
Short Duration	(4,470,897)	1,101,534	3,369,363

8.	Credit and Concentration Risk
      The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in the interest rates.
      The Ultra-Short Duration Government and Short Duration Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises,

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2007

8.	Credit and Concentration Risk— (Continued)
including FNMA and FHLMC or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

9.	Subsequent Events
      Change in Independent Registered Public Accounting Firm— At a meeting of the Board of Trustees of the Trust held on October 1, 2007, the Trustees, upon recommendation of the Board’s audit committee, approved a change in the Portfolios’ independent registered public accounting firm from PricewaterhouseCoopers LLP to Ernst & Young LLP as a result of PricewaterhouseCoopers LLP declining to stand for re-election. For the years ended August 31, 2007 and August 31, 2006, PricewaterhouseCoopers LLP’s audit reports contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Portfolios and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedures for the two years ended August 31, 2007 and August 31, 2006, or through October 1, 2007, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their audit reports.
      Approval of New Advisory Agreement with GSAM—At a meeting of the Board of Trustees of the Trust held on October 1, 2007, the Trustees approved a new Advisory Agreement with GSAM with respect to each of the Trust’s Portfolios. The new Advisory Agreement, which will be submitted to unitholders for approval at a meeting to be held on or about December 28, 2007, is substantially the same as the Trust’s existing Advisory Agreement except for (a) the deletion of certain administrative services currently provided by GSAM that will be provided by PFPC pursuant to the new service provider arrangements (see Note 3), (b) a reduction in the contractual advisory fee rate payable to GSAM with respect to the Ultra-Short Duration Government and Short Duration Portfolios, and (c) the addition of a provision permitting GSAM to delegate its investment advising and other rights, powers and obligations to any advisory affiliate of Goldman Sachs. If approved by unitholders, the new Advisory Agreement with GSAM is expected to take effect on or about January 15, 2008.

Report of Independent Registered Public Accounting Firm
To the Trustees and Unitholders of
Trust for Credit Unions:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio, and Short Duration Portfolio, collectively, “the Portfolios”), at August 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2007, by correspondence with the custodian and brokers, provided a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 30, 2007

Portfolio Expenses (Unaudited)— Six Month Period Ended August 31, 2007
          As a Unitholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2007 through August 31, 2007.
Actual Expenses— The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes— The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a Unitholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Money Market Portfolio			Ultra-Short Duration Government Portfolio			Short Duration Portfolio

			Expenses			Expenses			Expenses
	Beginning	Ending	Paid for the	Beginning	Ending	Paid for the	Beginning	Ending	Paid for the
	Account Value	Account Value	6 months ended	Account Value	Account Value	6 months ended	Account Value	Account Value	6 months ended
	3/1/07	8/31/07	08/31/07*	3/1/07	8/31/07	08/31/07*	3/1/07	8/31/07	08/31/07*

Actual	$1,000.00	$1,026.50	$0.71	$1,000.00	$1,025.80	$1.78	$1,000.00	$1,018.60	$1.59
Hypothetical 5% return	1,000.00	1,024.50 +	0.71	1,000.00	1,023.45 +	1.78	1,000.00	1,023.63 +	1.59

*	Expenses are calculated using each Portfolio’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.14%, 0.35% and 0.32% for the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, respectively.

+	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

Statement Regarding Basis for Approval of Advisory Agreement
        The Trustees oversee the management of Trust for Credit Unions (the “Trust”), and review the investment performance and expenses of the investment portfolios covered by this Report (the “Portfolios”) at regularly scheduled meetings held during the Portfolios’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Portfolios.
      The Advisory Agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on March 26, 2007 (the “Annual Contract Meeting”).
      At the Annual Contract Meeting the Trustees reviewed matters that included: (a) the Portfolios’ investment advisory fee arrangements; (b) the Portfolios’ investment performance; (c) the quality of the Investment Adviser’s services; (d) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (e) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments and the technology, operations, treasury and tax groups; (f) the Investment Adviser’s financial resources; (g) the fees received by the Investment Adviser’s affiliates from the Portfolios for transfer agency and other services; (h) the terms of the Advisory Agreement; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment advisory agreements; and (j) the Investment Adviser’s credit research process, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios’ expense trends over time.
      In connection with the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. During the course of their deliberations, the Independent Trustees met in executive session without employees of the Investment Adviser present.
      In evaluating the Advisory Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Portfolios. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Advisory Agreement, including: (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.
      In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. The Trustees concluded that the Investment Adviser had substantial resources to provide services to the Trust; that GSAM’s services had been acceptable; and that GSAM had been responsive to requests made by the Trustees and to regulatory and industry changes.
      The Trustees also considered the investment performance of the Portfolios and the Investment Adviser. Information on the Portfolios’ investment performance was provided for one, three, five and ten year periods. The Trustees considered the Portfolios’ investment performance in light of their performance benchmarks and the investment objectives and credit parameters applicable to the Portfolios. The Trustees concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks was acceptable, and that although the yields of the Money Market Portfolio trailed the federal funds rate, the Money Market Portfolio’s investment performance was competitive when compared to the performance of other registered money market funds. In reaching

Statement Regarding Basis for Approval of Advisory Agreement (continued)
these conclusions, the Trustees also considered the relative stability of the net asset values of the Ultra-Short Duration Government Portfolio and Short Duration Portfolio during the past year.
      The Board of Trustees also considered the contractual fee rates payable by the Portfolios under the Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. Most of the comparisons of the Portfolios’ fee rates and total operating expense ratios were prepared by a third-party consultant. The Trustees found the industry and peer group comparisons to be helpful in their deliberations.
      More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s expenses to peer group and category medians. The analyses also compared the Portfolios’ transfer agency fees and other expenses to peer group medians.
      In addition, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them, and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. In this connection, the Trustees noted that the current investment advisory fee for the Money Market Portfolio had a breakpoint at $300 million (from 0.20% to 0.15%), although the Investment Adviser was currently waiving voluntarily its investment advisory fee to a lower level (0.07%). In addition, the Trustees noted that although the investment advisory fees for the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio did not include breakpoints, the investment advisory fees and ordinary operating expense ratios for these Portfolios were low compared to mutual fund industry averages. The Trustees further noted that the Portfolios’ investment advisory fee rates and ordinary operating expense ratios were among the lowest in the mutual fund industry, which would appear to indicate that the Portfolios were sharing in economies of scale at their current asset levels. In this regard, the Trustees also noted that although the assets of the Portfolios had declined, the ordinary operating expense ratios of the Portfolios had remained relatively stable.
      The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Portfolios. These other benefits included the transfer agency fees paid by the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Portfolios. The Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.
      After reviewing the information regarding the Investment Adviser’s costs, profitability and economies of scale, and after considering the Investment Adviser’s services, the Trustees concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued.

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Age and Address[1]	with Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]

James C. Barr Age 71	Trustee	Since 1989	Managing Member, J.C.B. Enterprises, L.L.C. (March 1997-Present); Chief Executive Officer, National Milk Producers Federation (March 1985-March 1997).	3	None

Robert M. Coen Age: 68	Trustee	Since 1989	Professor of Economics, Northwestern University.	3	None

Thomas S. Condit Age: 65	Trustee	Since 1989	Retired. Director, American Communities Property Trust (March 2003-Present).	3

Rudolf J. Hanley Age: 64	Vice Chairman and Trustee	Since 2003	President and Chief Executive Officer, Orange County Federal Teachers Credit Union (September 1982- Present).	3	None

Betty G. Hobbs Age: 68	Trustee	Since 1996	Retired. President and Chief Executive Officer, The Tennessee Credit Union (over 25 years until retirement in December 2006).	3	None

Gary Oakland Age: 54	Chairman and Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-Present).	3	None

D. Michael Riley Age: 60	Trustee	Since 2000	President, D. Michael Riley & Associates (July 1996-Present).	3	None

Wendell A. Sebastian Age: 63	Trustee	Since 1989	President and Chief Executive Officer, GTE Federal Credit Union (January 1998-Present).	3	None

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.

[2]	Each Trustee serves for an indefinite term until the next meeting of Unitholders, if any, called for the purpose of considering the election or re-election of such Trustee, or until such Trustee sooner dies, resigns, retires or is removed.

[3]	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.

[4]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Officers of the Trust

Term of
Office and
	Position(s) Held	Length of
Name, Age and Address	with Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Charles W. Filson, 62 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20016	President	Since 1988	Director and President, Callahan Financial Services, Inc. (“CFS”) (Nov. 2001- Present); and Treasurer, CFS (October 1987-Present).

Kaysie P. Uniacke, 46 One New York Plaza New York, NY 10004	Vice President	Since 2006	Partner, Goldman Sachs (October 2002- Present); Managing Director, GSAM (since 1997); Trustee, Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present); President, Goldman Sachs Mutual Fund Complex (registered investment companies) (2002-Present); Assistant Secretary, Trust for Credit Unions (1995- 2006).

Jesse Cole, 44 71 South Wacker Drive Suite 500 Chicago, IL 60606	Vice President	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Vice President, GSAM (June 1998-Present); Vice President, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1998-Present).

John M. Perlowski, 42 32 Old Slip, 31st Floor New York, NY 10005	Treasurer	Since 1998	Managing Director, Goldman Sachs (December 2003-Present); Vice President, Goldman Sachs (July 1995-December 2003); Treasurer, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1997-Present); Senior Vice President, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (2007-Present).

Peter V. Bonanno, 40 One New York Plaza New York, NY 10004	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1990-2002); Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers hold office at the pleasure of the Trustees.

TRUST

for Credit Unions

Trustees
Gary Oakland, Chairman
Rudolf J. Hanley, Vice-Chairman
James C. Barr
Robert M. Coen
Thomas S. Condit
Betty G. Hobbs
D. Michael Riley
Wendell A. Sebastian

Officers
Charles W. Filson, President
Kaysie P. Uniacke, Vice President
Jesse Cole, Vice President
John M. Perlowski, Treasurer
Peter V. Bonanno, Secretary

Administrator
Callahan Credit Union Financial Services, Inc.,
Limited Liability Limited Partnership

Investment Adviser
Goldman Sachs Asset Management, L.P.,
an affiliate of Goldman, Sachs & Co.

Transfer Agent
Goldman, Sachs & Co.

Distributors
Callahan Financial Services, Inc.

Goldman, Sachs & Co.

Independent Auditor
PricewaterhouseCoopers LLP

Return address:
Goldman Sachs Funds
71 South Wacker Drive
Suite 500
Chicago, IL 60606

Copyright 2007 Goldman, Sachs & Co. All rights reserved.
07-531/10-07
TCUAR07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. D. Michael Riley is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Trust for Credit Unions: Table 1 – Items 4(a) – 4(d).

	2007	2006	Description of Services Rendered
Audit Fees	$68,500	$55,000	Financial statement audits

Audit-Related Fees[1]	$249,000	$202,000	Other attest services

Tax Fees	$19,000	$16,900	Tax compliance services provided in connection with the preparation and review of the registrant’s tax returns

All Other Fees	$0	$0

[1]	These fees include the portions allocated to the Goldman Sachs Trust and the Goldman Sachs Variable Insurance Trust.

Table 2 — Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions’ service affiliates* that were pre-approved by the Trust for Credit Unions’ Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit-Related Fees	$879,000	$879,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

Tax Fees	$0	$0

All Other Fees	$0	$0

*	These include the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Trust for Credit Unions (“TCU”) sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU’s Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Trust for Credit Unions’ service affiliates listed in Table 2 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Trust for Credit Unions by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2007 and August 31, 2006 were approximately $268,000 and $218,900, respectively. The aggregate non-audit fees billed to the Trust for Credit Unions’ investment adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 26, 2006 and November 28, 2005 were approximately $5.9 million and $5.2 million, respectively. The 2006 and 2005 amounts include fees for non-audit services required to be pre-approved (see Table 2) and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust for Credit Unions’ operations or financial reporting.

Item 4(h) – The Trust for Credit Unions’ Audit Committee has considered whether the provision of non-audit services to the Trust for Credit Unions’ investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Annual Report to Unitholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Trust for Credit Unions’ Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 10(a)(1) of the registrant’s Form N-CSR filed on November 7, 2003 (Accession Number 0000950123-03-012301).

(a)(2) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust For Credit Unions

By:	/s/ CHARLES W. FILSON

Charles W. Filson
President/Principal Executive Officer of
Trust For Credit Unions

Date:	October 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ CHARLES W. FILSON

Charles W. Filson
President/Principal Executive Officer of
Trust For Credit Unions

Date:	October 31, 2007

By:	/s/ JOHN M. PERLOWSKI

John M. Perlowski
Treasurer/Principal Financial Officer of
Trust For Credit Unions

Date:	October 31, 2007